                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                              April 27, 2005
                                                      --------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-10786                13-3032158
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)


    702 Spirit 40 Park Drive, Chesterfield, Missouri              63005
    ------------------------------------------------           ----------
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number,
including area code                                           (636) 530-8000
                                                        -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry Into a Material Definitive Agreement.

                  On April 27, 2005, the Board of Directors of Insituform Technologies, Inc. (the "Company") authorized and approved the following actions with respect to the compensation of the Company's directors in connection with their service on the Board during the 2005-2006 period: (1) the payment of a $92,000 cash retainer and an award of 5,700 deferred stock units to Alfred L. Woods, the Chairman of the Board; and (2) to each non-employee director of the Company, other than Mr. Woods, (a) a $27,000 cash retainer payment, (b) an award of 3,200 deferred stock units and (c) an additional cash payment for his or her service on Board committees in the amounts set forth below, as applicable:

                                                                                  CHAIR                MEMBER
         BOARD COMMITTEE                                                      COMPENSATION          COMPENSATION
         ---------------                                                      ------------          ------------
         Audit Committee                                                         $19,000               $13,000
         Compensation Committee                                                  $15,000               $ 9,000
         Corporate Governance & Nominating Committee                             $15,000               $ 9,000
         Strategic Planning Committee                                            $15,000               $ 9,000


Item 9.01         Financial Statements and Exhibits.


         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INSITUFORM TECHNOLOGIES, INC.


                                            By:  /s/ David F. Morris
                                                 -------------------------------
                                                David F. Morris
                                                Vice President, General Counsel
                                                and Secretary

Date:    May 4, 2005



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                                INDEX TO EXHIBITS


      Exhibit         Description
      --------        -----------
      10.1            Form of Director Deferred Stock Unit Agreement.
